                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
               (INCLUDING ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                      OF
                              GARAN, INCORPORATED
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 4, 2001

--------------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            WEDNESDAY, JUNE 6, 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                       TO: EQUISERVE TRUST COMPANY, N.A.

                       ---------------------------------

                             By Overnight Courier:
                         EQUISERVE TRUST COMPANY, N.A.
                            Attn: Corporate Actions
                              40 Campanelli Drive
                              Braintree, MA 02184


By Mail:                          By Facsimile Transmission:        By Hand:
EQUISERVE TRUST COMPANY, N.A.     EQUISERVE TRUST COMPANY, N.A.     Securities Transfer &
Attn: Corporate Actions           (781) 575-4826                    Reporting Services, Inc.
P.O. Box 43025                    Confirm by Telephone:             C/O EquiServe
Providence, RI 02940-3025         (781) 575-4816                    100 William Street, Galleria
                                                                    New York, NY 10038

                            ----------------------

     Delivery of this instrument and all other documents to the address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING
            INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.


     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by EquiServe Trust Company, N.A. ("Depositary") at The Depository Trust Company ("Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

----------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     TENDERED CERTIFICATES
 (PLEASE USE PREADDRESSED LABEL OR FILL IN EXACTLY AS NAME(S)   (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY.
               APPEAR(S) ON CERTIFICATE(S),                                   SEE INSTRUCTION 3.)
----------------------------------------------------------------------------------------------------------------
                                                                 CERTIFICATE   NO. OF SHARES*   NO. OF SHARES
                                                                  NUMBER(S)                       TENDERED**
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHARES
                                                             TENDERED

================================================================================================================
Indicate in this box order (by certificate number) in which Shares are to be purchased in event of proration.
(Attach additional list if necessary.) *** See Instruction 10.

      1st:      2nd:      3rd:      4th:      5th:
----------------------------------------------------------------------------------------------------------------
 [ ] Check here if any of the certificates representing Shares that you own have been lost or destroyed. See
     Instruction 16.
     Number of Shares represented by lost or destroyed certificates:
----------------------------------------------------------------------------------------------------------------
   *  Does not need to be completed if Shares are tendered by book-entry transfer.
  **  If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
 ***  If you do not designate an order, in the event, due to proration, fewer than all Shares tendered are purchased, Shares will be selected for purchase by the Depositary.
----------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.
               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

     SHAREHOLDERS WHO CANNOT DELIVER THE CERTIFICATES FOR THEIR SHARES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE (AS DEFINED BELOW)) OR WHO CANNOT COMPLETE THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS OR WHO CANNOT DELIVER A LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE MUST TENDER THEIR SHARES PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2.

     SHAREHOLDERS WHO DESIRE TO TENDER SHARES PURSUANT TO THE OFFER (AS DEFINED BELOW) AND WHO CANNOT DELIVER THE CERTIFICATES FOR THEIR SHARES (OR WHO ARE UNABLE TO COMPLY WITH THE PROCEDURES FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS) AND ALL OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY AT OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE) MAY TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK ENTRY-TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
                                    --------------------------------------------

    Account Number:
                   -------------------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):
                                      ------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Institution that Guaranteed Delivery:
                                                 -------------------------------

    Give Account Number if Delivered by Book-Entry:
                                                   -----------------------------

    Account Number:
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   ODD LOTS
                              (SEE INSTRUCTION 8)

     To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned either (check one Box):

 [ ] is the beneficial or record owner of an aggregate of fewer than 100
     Shares, all of which are being tendered; or

 [ ] is a broker, dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and each is tendering all of such Shares.

UNLESS A BOX UNDER "PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED" IN THIS LETTER OF TRANSMITTAL IS CHECKED, THE UNDERSIGNED IS TENDERING SHARES AT THE PURCHASE PRICE, AS THE SAME SHALL BE DETERMINED BY THE COMPANY IN ACCORDANCE WITH THE TERMS OF THE OFFER.


                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

 [ ] check here if tender of Shares is conditional on the Company purchasing all or a minimum number of tendered Shares and complete the following:


     Minimum number of Shares to be sold:
                                         ---------------------------------------

--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


TO EQUISERVE TRUST COMPANY, N.A.:

     The undersigned hereby tenders to Garan, Incorporated, a Virginia corporation ("Company"), the above-described shares of the Company's Common Stock, including associated Common Stock Purchase Rights ("Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated May 4, 2001 ("Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

     (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

     (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants to the Company that:

     (d) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

       (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

       (ii)  such tender of Shares complies with Rule 14e-4;

     (e) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable, and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements, or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (f) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares tendered hereby; and

     (g) the undersigned has read and agrees to all of the terms of the Offer.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they have not already been printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender should be set forth above in the appropriate boxes. The price at which such Shares are being tendered should be indicated in the box below.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $30 nor less than $26) net to the seller in cash ("Purchase Price") that it will pay for Shares properly tendered and not properly withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $0.25) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 700,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $30 nor less than $26 net per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price, Shares not withdrawn prior to the Expiration Date, and Shares not purchased because of proration or conditional tender.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated below under the "Special Payment Instructions" or the "Special Delivery Instructions." The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated below under the "Special Payment Instructions" or the "Special Delivery Instructions."


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


--------------------------------------------------------------------------------
        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
------------------------------------------------------------------------------
                              CHECK ONLY ONE BOX.

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES

(SHAREHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. ODD LOT HOLDERS WHO ELECT TO TENDER THEIR SHARES AT THE PURCHASE PRICE AS DETERMINED BY THE COMPANY SHOULD NOT CHECK ANY BOX BELOW. SEE INSTRUCTION 8.)
------------------------------------------------------------------------------

 [ ] $26.00    [ ] $26.75   [ ] $27.50    [ ] $28.25    [ ] $29.00    [ ] $29.75
 [ ] $26.25    [ ] $27.00   [ ] $27.75    [ ] $28.50    [ ] $29.25    [ ] $30.00
 [ ] $26.50    [ ] $27.25   [ ] $28.00    [ ] $28.75    [ ] $29.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.


    Issue:

       [ ] Check to:
       [ ] Certificates to:


     Name(s):
              -------------------------------------------------------------
                                   (Please print)


     Address:
             --------------------------------------------------------------


     ----------------------------------------------------------------------
                                                                (Zip Code)


     ----------------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.


     Mail:

       [ ] Check to:
       [ ] Certificates to:


     Name(s):
              -------------------------------------------------------------
                                   (Please print)


     Address:
             --------------------------------------------------------------


     ----------------------------------------------------------------------
                                                                (Zip Code)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
               (PLEASE COMPLETE AND RETURN THE ENCLOSED FORM W-9)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)


-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                            Signature(s) of Owner(s)


Dated:_______________ , 2001


Name(s):
        ---------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      -------------------------------------------------------


Address:
        ---------------------------------------------------------------------
                               (Include Zip Code)
Area Code(s) and
Telephone Number(s):
                    ---------------------------------------------------------


                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)


NAME OF FIRM:
             ----------------------------------------------------------------


AUTHORIZED SIGNATURE:
                     --------------------------------------------------------


NAME:
     ------------------------------------------------------------------------
                                 (Please Print)

Title:
      -----------------------------------------------------------------------


Address:
        ----------------------------------------------------------------------



Dated:______________ , 2001


--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain shareholders including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Depositary. Exempt shareholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date, and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the Purchase Price to such shareholder.

                                    PAYER'S NAME: EQUISERVE


-------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                     PART 1 -- Taxpayer Identification
 FORM W-9                       Number -- Please provide your TIN in the  -------------------------------
                                box at right and certify by signing and   Social Security Number
                                dating below. If awaiting TIN, write
 DEPARTMENT OF THE TREASURY     "Applied For."                                       OR
 INTERNAL REVENUE SERVICE
                                                                          -------------------------------
                                                                          Employer Identification Number
                                -----------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER   PART 2 -- For Payees Exempt from Backup Withholding -- Check the box if
 IDENTIFICATION NUMBER ("TIN")  you are NOT subject to backup withholding.  [ ]
 AND CERTIFICATION              -----------------------------------------------------------------------------
                                PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                                (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                    Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding., and

                                (3) I am a U.S. person (including a U.S. resident alien).

                                CERTIFICATION INSTRUCTIONS. -- You must cross out item 2 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
-------------------------------------------------------------------------------------------------------------

 SIGNATURE _____________________________________________________           DATE _______________________

-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                  INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number.


-----------------------------------------------           -------------------
            Signature                                             Date

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed above either the box entitled "Special Payment Instructions" or "Special Delivery Instructions;" or

          (b) such Shares are tendered for the account of a firm or other entity that is a member in good standing of the Security Transfer Agent Medallion Program ("Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase.Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, or an Agent's Message (as defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or a facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY U.S. MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Company will not accept any alternative, conditional, or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. (Not applicable to "Odd Lot" shareholders who tender at the Purchase Price. See Instruction 8.) For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS, AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made, or the certificate(s) for Shares not tendered or not purchased are to be issued, to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

          (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person, or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned, of record or beneficially, an aggregate of fewer than 100 Shares and who tenders all of his or her Shares at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lots" is completed. Unless they indicate to the contrary by checking a box under "Price (in Dollars) per Share at which Shares are being Tendered", such shareholders will be deemed to be tendering their Shares at the Purchase Price as the same may be determined by the Company in accordance with the terms of the Offer.

     9. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditionally Tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional Tenders will be selected by lot only from shareholders who tender all of their Shares. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of such Shares by the shareholder rather than the payment of a dividend to the shareholder for Federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND DEEMED WITHDRAWN.

     10. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the Federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     11. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal, or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable, and signatures must be guaranteed as described in Instruction 1.

     12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor, and the validity, form, eligibility (including time of receipt), and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase), or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery, and this Letter of Transmittal may be obtained from, the Information Agent at its address and telephone number set forth at the end of this Letter of Transmittal or from a broker, dealer, commercial bank, or trust company.

     14. FORM W-9 AND FORM W-8. Shareholders other than corporations and certain foreign persons may be subject to backup Federal income tax withholding. Each tendering shareholder who does not otherwise establish to the satisfaction of the Depositary an exemption from backup Federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Form W-9, which is provided with this Letter of Transmittal. For an individual, his or her TIN will generally be his or her social security number. Failure to provide the information requested or to make the certification on Form W-9 may subject the tendering shareholder to 31% backup Federal income tax withholding on the payments made to or for the shareholder with respect to Shares purchased pursuant to the Offer. Failing to furnish a correct TIN may subject the shareholder to a $50.00 penalty imposed by the Internal Revenue Service. Providing false information may result in additional penalties. Backup withholding is not an additional tax. Rather, the unpaid tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. Shareholders who are foreign persons should submit Form W-8 to certify that they are exempt from backup withholding. Form W-8 may be obtained from the Depositary.

     15. WITHHOLDING ON FOREIGN HOLDER. The following discussion applies to any "foreign shareholder", that is a shareholder that, for United States Federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate, or a foreign trust. A foreign shareholder who has provided the necessary certification to the Depositary will not be subject to backup withholding. However, foreign shareholders generally are subject to backup withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments received by such foreign shareholders which are not entitled to capital gains treatment. If a shareholder's address is outside the United States, and if the Depositary has not received a substitute W-9, the Depositary will assume that the shareholder is a foreign shareholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the Depositary. FOREIGN SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     16. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed, or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares so lost, destroyed, or stolen and by calling the Depositary at (505) 989-2023. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be prepared until the procedures for replacing lost, destroyed, or stolen certificates have been followed.

                        THE DEPOSITARY FOR THE OFFER IS:


                         EQUISERVE TRUST COMPANY, N.A.


                         -----------------------------





                                 By Overnight Courier:
                                 EquiServe Trust Company N.A.
                                 Attn: Corporate Actions
                                 40 Campanelli Drive
                                 Braintree, MA 02184


By Mail:                         By Facsimile Transmission:        By Hand:
EquiServe Trust Company N.A.     EquiServe Trust Company, N.A.     Securities Transfer &
Attn: Corporate Actions          (781) 575-4826                    Reporting Services, Inc.
P.O. Box 43025 C/O                                                 EquiServe
Providence RI 02940-3025         Confirm by Telephone              100 William Street, Galleria
                                 (781) 575-4816                    New York, NY 10038


--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:


                [GEORGESON SHAREHOLDER COMMUNICATIONS INC. LOGO]


                                111 Commerce Road
                           Carlstadt, New Jersey 07072
                           (888) 379-0779 (toll free)
                             Banks and Brokers call:
                                 (201) 896-1900



IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 5:00 p.m., New York City time, on the Expiration Date. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.